VALIC COMPANY I

Supplement to Statement of Additional Information dated October 1, 2003

On page 9, under the caption "Non-Fundamental Investment Restrictions, Foreign Securities," the Value Fund may invest up to 25% of its net assets in foreign securities.

On page 58, under the caption "Management of the Series Company" and on page 62 under the caption "Director Ownership of Shares", all references to Robert P. Condon should be deleted in its entirety.

Dated: June 21, 2004

VL9017-1 6/04